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                                                                   Exhibit 10.16

                      LEGG MASON WOOD WALKER, INCORPORATED

                PRIVATE CLIENT GROUP DEFERRED COMPENSATION PLAN
                     (December, 1999 Amending Restatement)


          This document constitutes the Legg Mason Wood Walker, Incorporated Private Client Group Deferred Compensation Plan (the "Plan"), formerly known as the Legg Mason Wood Walker, Incorporated Retail Deferred Bonus Compensation Plan.

          1.  PURPOSE.  The purpose of the Plan is to enhance the ability of
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Legg Mason Wood Walker, Incorporated (the "Company") to attract and retain full-
time financial advisors.

          2.  DEFINITIONS.  As used herein, the following definitions shall
              -----------
apply:

              (a) "Account" means a Financial Advisor's combined Credit
                  ---------
Interest Account and Phantom Stock Account.

              (b) "Committee" means the Legg Mason Wood Walker, Incorporated
                  -----------
Private Client Group Deferred Compensation Plan Committee consisting of such members as the Company's President shall select from time to time.

              (c) "Company" shall have the meaning set forth in Section 1 of
                  ---------                                     -------
this Plan.

              (d) "Compensation Credit" shall have the meaning set forth in
                  ---------------------
Section 4(b) of this Plan.
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              (e) "Credit Interest Account" means a deferred compensation
                  -------------------------
account established  pursuant to Section 4(a) of this Plan.
                                 -------

              (f) "Credit Interest Rate" means the average of the twelve month
                  ----------------------
end rates of the Company's credit interest rate paid during a Plan Year to the Company's cash reinvestment accounts.

              (g) "Disability" shall have the meaning set forth in Section 9(h)
                  ------------                                     -------
of this Plan.

              (h) "Eligible Gross Production" means gross commission and fee
                  ---------------------------
revenues generated from sales of all products and services in the capacity of a Financial Advisor of the Company, excluding production as determined annually by the PCG Legg Mason Financial Advisor compensation schedule.

              (i) "Fair Market Value" shall have the meaning set forth in
                  -------------------
Section 4(b)(i) of this Plan.
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              (j) "Financial Advisor" or "FA" means an employee who devotes full
                  ------------------     ----
time to the generation of commission and fee revenues through the sale of investment products and services to the public and is compensated on a commission basis. This definition excludes any executive office/departmental personnel unless specifically included by separate agreement. A Branch Manager who receives some compensation in addition to commissions shall be eligible to participate in the Plan solely on the basis of personal Gross Production.

              (k) "Gross Production" means gross commission and fee revenues
                  ------------------
generated from sales of all products and services in the capacity of a Financial Advisor of the Company.

              (l) "Interest Credits" shall have the meaning set forth in
                  ------------------
Section 5 of this Plan.
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              (m) "LMI" shall have the meaning set forth in Section 4(b) of
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this Plan.

              (n) "Phantom Stock Account" means a deferred compensation account
                  -----------------------
established pursuant to Section 4(b) of this Plan.
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              (o) "Payment Date" shall have the meaning set forth in Section
                  --------------                                     -------
4(b)(ii) of this Plan.

              (p) "Plan Year" means the calendar year.
                  -----------

              (q) "Retirement" shall have the meaning set forth in Section 9(b)
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of the Plan.

              (r) "Share Units" shall have the meaning set forth in Section
                  -------------                                     -------
4(b) of this Plan.

          3.  ELIGIBILITY.  All FA's are eligible to participate in the Plan
              -----------
commencing on their date of employment and remain eligible to participate in the Plan until the calendar year during which their 60th birthday occurs. For the calendar year during which an FA's 60th birthday occurs and each subsequent calendar year during which the FA is employed as an FA, the FA may elect annually, on a form prescribed by the Company and attached hereto as Exhibit D,
                                                                     -------
whether or not to participate in the Plan, provided, however, that once an FA elects to not participate in the Plan, the FA shall not thereafter be eligible to participate in the Plan in any subsequent calendar year. In order to receive a Compensation Credit for any Plan Year during which the FA was employed, the FA must have been

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

employed for the entire Plan Year, except, however, that if the employment of an FA terminates during a Plan Year by reason of the FA's death or Disability, the FA shall, for purposes of receiving a Compensation Credit for such Plan Year, be deemed to have been employed for the entire Plan Year during which such death of Disability occurred.

          4.  DEFERRED COMPENSATION.  As of the end of each Plan Year commencing
              ---------------------
with the year 1994, the Company will defer the payment of, and will credit or allocate to the Account of each FA who is eligible to participate in the Plan, an amount determined by applying the rate schedule for Gross Production applicable for such year to the FA's Eligible Gross Production for the Plan Year. The FA shall elect annually on a form prescribed by the Company and attached as Exhibit A hereto prior to the beginning of each Plan Year whether
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such deferred compensation amount for any such Plan Year shall be allocated to, and accrue in, a Credit Interest Account or a Phantom Stock Account, as set forth below. For the 1999 Plan Year, each FA shall have the ability to make a special election prior to the end of the 1999 Plan Year, in the form attached hereto as Exhibit A (1999), for the purposes (i) of selecting whether deferred
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compensation for the 1999 Plan Year shall be allocated to, and accrue in, a
Credit Interest Account or a Phantom Stock Account, and (ii) described in

Section 4(c).
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              (a) Credit Interest Account.  As of the last day of each Plan
                  -----------------------
Year, all deferred bonus amounts allocated to a Credit Interest Account for prior Plan Years shall be credited with an amount equal to one year's interest based on the Credit Interest Rate; and

              (b) Phantom Stock Account.  As of the last day of each Plan
                  ---------------------
Year, all deferred bonus amounts allocated to a Phantom Stock Account for prior Plan Years shall be deemed converted into units that are economically equivalent to, but are not actual, shares of Legg Mason, Inc. ("LMI") Common Stock (but only to the extent not previously converted into Share Units or credited with Interest Credits, except as set forth in Section 4(c) below). These "phantom"
                                         -------
shares of LMI Common Stock are referred to as "Share Units." The Company will establish a Phantom Stock Account on its books and records for the benefit of the FA wherein the Company will credit to such Phantom Stock Account Share Units based on the conversion of the compensation deferred by the FA under this Plan (hereafter the "Compensation Credit"). Each Compensation Credit will be made by the Committee as soon as practicable after the last day of the Plan Year during which the Compensation Credit was deferred. The number of Share Units into which such Compensation Credit shall be converted (calculated to four decimal places) will be determined as of the fifth trading day after the date the Compensation Credit is made and will be equal to the amount of the Compensation Credit divided by the fair market value of a share of LMI Common Stock, determined as set forth below.

                  (i) Fair Market Value.  Fair market value of a share of LMI
                      -----------------
Common Stock will equal the five day average of the closing prices on the principal exchange on which LMI Common Stock is traded for the four trading days immediately preceding the applicable valuation date and the valuation date (where the valuation date is the fifth trading day after the date on which the Phantom Stock Account is credited), or, if LMI Common

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Stock is not then traded on an exchange, such amount as is determined by the
Company using any reasonable method of valuation ("Fair Market Value").

                  (ii) Adjustment to Phantom Stock Account upon Dividend by
                       ----------------------------------------------------
LMI. If, prior to the date an FA receives a payment from the Company pursuant
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to this Plan (a "Payment Date"), LMI pays any dividend (other than in LMI Common
Stock) upon its Common Stock, or makes any distribution (other than in LMI
Common Stock) with respect thereto, the FA's Phantom Stock Account will be credited with additional Share Units equivalent to that number of phantom shares of LMI Common Stock determined by dividing the amount of the dividend or other distribution allocable to the Share Units already credited to the Phantom Stock Account as of the record date for the dividend or distribution, by 95% of the Fair Market Value of a share of LMI Common Stock on the fifth business day after the payment date for the dividend or distribution.

                  (iii)  Adjustment to Phantom Stock Account upon Certain
                         ------------------------------------------------
Events. In the event that, prior to a Payment Date, the number of outstanding
------
shares of LMI Common Stock is changed by reason of a stock split, stock dividend, combination of shares or recapitalization, or LMI Common Stock is converted into or exchanged for other shares as a result of a merger, consolidation, sale of assets or other reorganization or recapitalization, the number of Share Units then credited to an FA's Phantom Stock Account will be appropriately adjusted so as to reflect such change (based upon the best estimate of the Company as to relative values).

                  (iv) Rights as LMI Stockholder.  Nothing contained in this
                       -------------------------
Plan shall confer or be construed as conferring upon Employee any rights as a stockholder of LMI or any right to have access to the books and records of LMI or any subsidiary.

              (c) Elective Transfer to Phantom Stock.  Prior to the conclusion
                  ----------------------------------
of Plan Year 1999, an FA may make a one time election, on a form prescribed by the Company and attached as Exhibit A (1999), to transfer (i) his entire Credit
                            -------
Interest Account, or (ii) that portion of his entire Credit Interest Account representing Interest Credits accrued during an entire Plan Year, to a Phantom Stock Account in accordance with Section 4(b) hereof
                                 -------

          5.  INTEREST CREDITS.  In the event that an FA elects to have his or
              ----------------
her Account accrue income based on the Credit Interest Rate pursuant to Section
                                                                        -------
4(a) of this Plan, any such accrued credits (hereinafter "Interest Credits") that are based on the Credit Interest Rate will be computed and compounded annually and immediately prior to distribution to the FA or his or her beneficiary. Interest Credits shall be distributed to an FA at the same time as the deferred bonus amount to which it relates. The aggregate total of deferred bonus amounts and Interest Credits accrued thereon shall be referred to herein as "Interest Units".

          6.  ASSIGNMENT OF BENEFITS.  No amount payable, or other right or
              ----------------------
benefit, under this Plan will, except as otherwise specifically provided by this Plan or by applicable law, be subject to sale, assignment, transfer, pledge, encumbrance. attachment, garnishment or levy prior to distribution to an FA. Since this Plan is intended to be a non-

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

qualified, unfunded plan not subject to the Employment Retirement Income Security Act of 1974, as amended, payments under this Plan will not be subject to the provisions of any qualified domestic relations order (as defined under the Internal Revenue Code of 1986, as amended) applicable to an FA's deferred compensation benefit.

          7.  RIGHT TO OFFSET.  Notwithstanding any provision herein to the
              ---------------
contrary, any distribution payable under this Plan may be used, at the discretion of the Committee and subject to compliance with applicable law, to offset any debt owed by an FA to the Company at the date such distribution would otherwise be paid. The Company may withhold distributions payable under this Plan to offset any debts or other liabilities owed by an FA to the Company. If the Company is aware of any errors, loans outstanding, or outstanding or pending liabilities of an FA, the Company may withhold distributions under this Plan until such time as the liabilities are satisfied or the Company has determined that an outstanding or pending liability no longer exists,

          8.  UNFUNDED NATURE OF THE PLAN.  The Company will not be required to
              ---------------------------
purchase, hold or dispose of any investments with respect to amounts credited to the Account of any FA participating in the Plan. An FA has no interest in the Account or in any investments the Company may purchase with such amounts, except as a general, unsecured creditor of the Company.

              The Plan at all times shall be entirely unfunded. The FA's Account is merely a record for measuring and determining the amount of deferred compensation benefits to be paid by the Company to, or with respect to, the FA under this Plan, and such Account shall be established solely for such bookkeeping purposes. The Company shall not be required to segregate any funds or other assets to be used for payment of benefits under this Plan. The FA's Account shall not be, or be considered as evidence of the creation of, a trust fund, an escrow or any other segregation of assets for the benefit of the FA or any beneficiary of the FA. There is no guaranty of benefit payments to the FA.

              The obligation of the Company to make the payments described in the Plan is an unsecured contractual obligation only, and neither the FA nor any beneficiary of the FA shall have any beneficial or preferred interest by way of trust, escrow, lien or otherwise in and to any specific assets or funds. The FA and each beneficiary of the FA shall look solely to the general credit of the Company for satisfaction of any obligations due or to become due under this Plan.

              Should the Company elect to make contributions to a trust (hereinafter referred to as the "Trust") to assist the Company in paying the benefits which may accrue hereunder, the amounts contributed shall be used to purchase the deemed investments under Section 4(b), subject to application of the provisions of this Section 8 to the actual investments. However, contributions to the Trust shall not reduce or otherwise affect the Company's liability to pay benefits under this Plan (which benefits may be paid from the Trust or from the Company's general assets, in the discretion of the Company), except that the Company's liability shall be reduced by actual benefit payments from the Trust (and the Account shall be appropriately adjusted to reflect such payments). If any such investments, or any contributions to the Trust, are made by the Company, such investments shall have been made solely for the purpose of aiding the Company in meeting its obligations under the Plan, and, except for actual contributions to the Trust, no trust or trust fund is intended. To the extent that the Company does, in its discretion, purchase or hold any such investments (other than through contributions to the Trust), the Company will be named sole owner of all such investments and of all rights and privileges conferred by the terms of the instruments or certificates evidencing such investments. Nothing stated herein will cause such investments, or the Trust, to form part of the Account, or to be treated as anything but the general assets of the Company, subject to the claims of its general creditors, nor will anything stated herein cause such investments, or the Trust, to represent the vested, secured or preferred interest of the FA. The Company shall have the right at any time to use such investments not held in the Trust in the ordinary course of its business. Neither the FA nor any of his beneficiaries shall at any time have any interest in the Account or the Trust or in any such investments, except as a general, unsecured creditor of the Company to the extent of the deferred compensation arrangement which is the subject of the Plan.

          9.  DISTRIBUTIONS.  Except as otherwise provided in Sections 9(f), 9
              -------------
(g), 9(h) and 10 below, distributions of Share Units and/or Interest Units in an FA's Account shall be made in accordance with the FA's irrevocable election on a form provided by the Company and attached hereto as Exhibit B (the "Payment
                                                    -------
Option Election") to receive distributions under the Plan:

              (a) as soon as practicable following the last day, but in any event not later than sixty (60) days following the last day, of the sixth Plan Year following the Plan Year for which such amount was credited or allocated to the Account of the FA; or

              (b) in the event an FA's employment with the Company terminates as a result of Retirement, unless distribution of benefits is forfeited pursuant to
Section 10 due to the FA engaging in competition, either (i) in a single lump
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sum as soon as practicable following the last day, but in any event not later than sixty (60) days following the last day, of the Plan Year during which the FA's Retirement occurred or (ii) in three (3) annual installment distributions of the balance of the Account, the first of which shall occur as soon as practicable following the last day, but in any event not later than sixty (60) days following the last day, of the Plan year during which the FA' s Retirement occurred; provided, however, that if the balance in the FA's Account at the time of Retirement is less than $20,000, the FA may not elect this option (ii). For purposes of this Plan, "Retirement" means an FA's termination of employment with the Company provided that such termination occurs (i) on or after the FA is age 65; (ii) on or after the FA is age 55 if the sum of the FA's age at termination of employment and his or her years of service with the Company equals at least 75; or (iii) on or after the FA is age 60 if the FA has a minimum of ten years of service with the Company.

              (c) Interest Unit Distributions.  In connection with an FA's
                  ---------------------------
Credit Interest Account, the Company will make all distributions in cash.

              (d) Phantom Stock Distributions.  In connection with an FA's
                  ---------------------------
Phantom Stock Account, the Company will make all distributions in shares of LMI Common Stock. There is no limit on the total number of shares of LMI Common Stock that may be distributed under this Section.

              (e) Market Risk.  When the Company distributes stock, an FA will
                  -----------
be subject to some market risk if the trading price of LMI Common Stock declines during the five day period since Fair Market Value will be measured by taking into account stock prices over a five day period preceding the date a distribution is due. After the date of distribution, an FA must make his or her own decision as to whether to sell or retain the shares received under this Section. Any brokerage commissions or other charges incurred in the event the FA decides to sell such shares will be the sole responsibility of the FA, not the Company.

              (f) Termination of Employment.  Except as provided below, for
                  -------------------------
purposes of determining the amount of any distribution payable to an FA, the FA shall not be entitled to receive any partial or pro-rated credit for amounts allocated to the FA's Account for Plan Years ending after the date which is six
(6) years prior to the date of termination. If an FA's employment with the Company terminates for any reason other than death, Disability or Retirement (as such terms are defined herein), whether involuntary or voluntary and for whatever cause or for no cause, the FA shall have no right or claim to any such Share Units or Interest Units, and such Share Units and Interest Units shall be forfeited in their entirety. Forfeited amounts shall revert to the Company and will not be allocated to other FA's. In the event any FA desires a ruling as to the potential application of this Section, he may request a ruling from the Committee in accordance with Section 15.
                             -------

              (g)  Death of FA.
                   -----------

                   (i) In the event an FA's employment with the Company terminates as a result of the FA's death, all Share Units and Interest Units in his Account shall be paid, in accordance with the FA's Payment Option Election, to the FA's estate or to the FA's beneficiary (if the FA has named a beneficiary as described in Section 12) as soon as practicable following the last day, but
                -------
in any event not later than sixty (60) days following the last day of the Plan Year during which the FA's death occurred.

                   (ii) In the event of an FA's death subsequent to the date of the FA's Retirement and at a time during which the FA is receiving distributions under the Plan, all Share Units and Interest Units then remaining in the FA's Account shall be paid, notwithstanding the FA's Payment Option Election, in a lump sum, to the FA's estate or to the FA's beneficiary (if the FA has named a beneficiary as described in Section 12) as soon as practicable following the
                            -------
date of death of the FA.

              (h) Disability of FA.  In the event an FA's employment with the
                  ----------------
Company terminates as a result of the FA's Disability, all Share Units and Interest Units in his Account shall be paid , in accordance with the FA's Payment Option Election, as soon as practicable following the last day, but in any event not later than sixty (60) days following the last day, of the Plan Year during which the FA's Disability occurred. For purposes of this Plan, "Disability" shall mean a medically determinable physical or mental impairment which, as determined by the Committee using such criteria as it establishes in its sole and absolute discretion, will prevent the FA from performing his usual duties or any other similar duties available in the Company's employ.

          10. NON-COMPETE.  If a Retired FA engages in competition with the
              -----------
Company prior to the date of a distribution, the FA's Account shall be forfeited in its entirety. Forfeited amounts shall revert to the Company and will not be allocated to other FAs.

              (a) For purpose of this Section, an FA shall be deemed to have "engaged in competition" with the Company if he or she:

                  (i) discloses the names of or otherwise identifies any of the Company's customers to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever;

                  (ii) discloses to any person, firm, corporation, association, or other entity any information regarding the Company's general business practices or procedures, methods of sale, list of products, personnel information or any other information concerning the Company's business;

                  (iii) owns, manages, operates, controls, is employed by, acts as an agent for, participates in or is connected in any manner with the ownership, management, operation or control of any firm, corporation, association or other entity which is engaged in businesses which are or may be competitive to the business of the Company; provided further that this restrictive covenant shall encompass the State of Maryland and any other states where the Company is engaged in business, and every city, county, and other political subdivision of such states; or

                  (iv) solicits or calls, either by himself or at his direction has any other person or firm solicit or call, any of the customers of the Company on whom the FA called, with whom the FA became acquainted, or of whom the FA learned of during his employment by the Company.

              (b) It is the intention of the Company that this Section be given the broadest protection allowed by law with regard to the restrictions herein contained. Each restriction set forth in this Section shall be construed as a condition separate and apart from any other restriction or condition. To the extent that any restriction contained in this Section is determined by any court of competent jurisdiction to be unenforceable by reason of it being extended for too great a period of time, or as encompassing too large a geographic area, or over too great a range of activity, or any combination of these elements, then such restriction-shall be interpreted to extend only over the maximum period of time, geographic area, and range of activities which the court deems reasonable and enforceable.

              (c) In the event any FA desires a ruling as to the potential application of this Section, he may request a ruling from the Committee in accordance with Section 15.
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              (d) If the Committee in its discretion determines that an activity otherwise described herein would not be injurious to the Company, it may waive the application of this Section to such activity, which waiver shall be binding upon the FA and the Company. The Company shall exercise such discretion in a uniform, nondiscriminatory manner.

          11. REPORTS.  After the close of each Plan Year, the Committee shall
              -------
provide reports to the FA (or, in the event of the FA's death, to the FA's beneficiary) showing the status of the FA's Accounts as of the end of the Plan Year.

          12. BENEFICIARY.  The FA may designate, upon the form attached as
               -----------
Exhibit C hereto and to be filed with the Committee, one or more primary
-------
beneficiaries or contingent beneficiaries under the Plan to receive all or a specified part of any deferred compensation benefits which at the time of the FA's death remain unpaid under this Plan. An FA may change or revoke any such designation from time to time. No such designation, change or revocation shall be effective unless executed by the FA and received by the Committee during the FA's lifetime. Each such designation, change or revocation shall be applicable to all balances in the FA's Account, specifically including all such amounts subsequently credited, and any such beneficiary designation under the Plan presently on file with the Committee shall be effective under this Plan until changed or revoked in the manner specified herein. No such change or revocation shall require the consent of any beneficiary theretofore designated by the FA. If the FA fails to designate a beneficiary, or subsequent facts render a designation invalid or inoperative, then the benefits shall be payable to a personal representative of the FA's estate. Unless the FA has otherwise specified in the beneficiary designation, the beneficiary or beneficiaries designated by the FA shall become fixed as of the FA's death so that if a beneficiary survives the FA but dies before the receipt of all payments due such beneficiary such remaining payments shall be payable to the representative of such beneficiary's estate. In the event of the death of an FA who has an undistributed balance in his or her Account, then the FA's Beneficiary will be entitled to receive the balance of the Account in accordance with the FA's Payment Option Election.

          13. WITHHOLDING TAXES.  Amounts payable under the Plan shall be
              -----------------
subject to such deductions or withholding as may be required by law. In the event a deduction or withholding is required prior to distribution of benefits hereunder, the Company shall have the right to deduct any required withholding from any other compensation or amount otherwise payable by the Company to the FA.

          14. EFFECT ON EMPLOYMENT RIGHTS AND OTHER BENEFIT PROGRAMS.  Neither
              ------------------------------------------------------
participation in nor any of the provisions of the Plan shall give the FA any right to be retained in the employment of the Company. This Plan shall not be construed as a contract of employment. The Company maintains an employment-at-will policy. As an

FA is free to end his or her employment with the Company at any time for any reason or no reason, the Company is free to end the employment with an FA at any time for any reason or no reason. Furthermore, the Company may end at any time an FA's employment as a Financial Advisor. In the event an FA is no longer employed as a Financial Advisor, the FA will no longer be entitled to defer compensation pursuant to this Agreement. However, as long as an FA continues to be employed in good standing by the Company, the FA shall continue to be entitled to the benefits due the FA under this Agreement. This Plan is in addition to, and not in lieu of, any other employee benefit plan or program in which the FA may be or become eligible to participate by reason of employment with the Company, and the timing of receipt of benefits hereunder shall have no effect on contributions to or benefits under such other plans or programs except as the provisions hereof and of each such plan or program may specify.

          15. ADMINISTRATION.  The Committee, as constituted from time to time,
              --------------
shall have full power to interpret, construe and administer this Plan, including authority to determine any dispute or claim with respect thereto. The determination of the Committee in any matter within the powers and discretion granted to it under this Plan, made in good faith, shall be binding and conclusive upon the Company, the FA and all other persons having any right or benefit hereunder. If the FA is a member of the Committee at any time, the FA shall have no authority as such member with respect to any matter specifically affecting the FA's interest hereunder (such as determination of the amount, form or time of benefit payments to the FA), all such authority being reserved to the other Committee members, to the exclusion of the FA, and the FA shall act only in his or her individual capacity in connection with any such matter.

          16. ARBITRATION  FA agrees that any controversy or dispute arising
              -----------
under this Plan which cannot be resolved by the Committee, or out of FA's employment by the Company (including, but not limited to, claims arising under the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, and analogous state statutes), shall be submitted for arbitration upon demand of either party in accordance with the rules of the National Association of Securities Dealers, Inc. or the New York Stock Exchange, Inc., provided, however, that in the event of termination of FA's employment, the Company shall be entitled to seek injunctive relief or confess judgment against FA pursuant to the terms of any other applicable agreement and that the Company shall be entitled to apply for and obtain from any state or federal court such relief before or after the commencement of any arbitration proceeding, such relief to be afforded to the Company pending the decision of the arbitrators.

          17. CONTROLLING LAW.  This Plan shall be construed, and the legal
              ---------------
relations between the parties in connection with any dispute relating to the Plan shall be determined, in accordance with the laws of the State of Maryland.

          18. AMENDMENT OR TERMINATION.  The Company reserves the right to
              ------------------------
amend or terminate the Plan at any time. Any such amendment or termination shall be by action of the Board of Directors of the Company or the Executive Committee thereof.

          19. EFFECT OF AMENDMENT OR TERMINATION.  No amendment or termination
              ----------------------------------
of the Plan shall directly or indirectly affect the rights of any FA (or the FA's designated beneficiary) to payment of the amount in his Account, to the extent that such amount was payable under the terms of the Plan prior to the effective date of such amendment or termination.

                                                                EXHIBIT A (1999)
                                                                ----------------

                PRIVATE CLIENT GROUP DEFERRED COMPENSATION PLAN

                     Special Compensation Deferral Election

                        FOR PLAN YEAR 1999 ELECTION ONLY

     I. Pursuant to the Plan, I agree to the following method of deferral of amounts that would otherwise be payable to me as current compensation for Plan Year 1999 (specify percentages below):

          (a)  Credit Interest                ____________%

               or
          (b)  "Phantom" Share Units of Legg
               Mason, Inc. Common Stock       ____________%
                                                       100%
                                              =============

     II. I hereby make a one-time election to transfer my entire account balance under the Plan from the Credit Interest option to the Phantom Share Unit option for any one or more of the following Plan Years checked below:

     [ ]     Plan Year 1994    [ ]    Plan Year 1995    [ ]    Plan Year 1996
     [ ]     Plan Year 1997    [ ]    Plan Year 1998

     Having read and understood the Plan and prospectus provided to me by the Company, I understand and agree that:

     1. My deferrals will be made from compensation payable to me in the Plan Year 1999 and all subsequent Plan Years until I submit to the Company a new Compensation Deferral Election in accordance with the terms of the Plan and which is received by the Company prior to the first day of the Plan Year for which it is to be effective.

     2. Elections may not be changed or revoked except at the end of a Plan Year. Any such change or revocation shall only be effective for subsequent Plan Years.

     3. Any deferral is subject to all of the terms and conditions of the Plan, including particularly that: (i) compensation which I defer is not invested directly in common stock (therefore, I have no rights as a stockholder by virtue of this Plan), (ii) Phantom Share Units may not be converted to an alternative investment mode except as written in the Plan, and (iii) my only claim in the event of financial difficulty of the Company is as an unsecured general creditor for the benefits due to me under the Plan.

                                       Financial Advisor:



                                       ____________________________________
                                       Signature                       Date



                                       ____________________________________
                                       Print full name

Receipt Acknowledged:

LEGG MASON WOOD WALKER, INCORPORATED


By:_________________________________
   Signature

                                                                       EXHIBIT A
                                                                       ---------

                PRIVATE CLIENT GROUP DEFERRED COMPENSATION PLAN

                         Compensation Deferral Election


          Pursuant to the Plan, I agree to the following method of deferral of amounts that would otherwise be payable to me as current compensation for Plan Year __________ (specify percentages below):

              (i)  Credit Interest                        ____________%

                   or

              (ii) "Phantom" Share Units of Legg
                   Mason, Inc. Common Stock                ___________%
                                                                   100%
                                                           ============


     Having read and understood the Plan and prospectus provided to me by the Company, I understand and agree that:

     1. My deferrals will be made from compensation payable to me in the Plan Year specified above and all subsequent Plan Years until I submit to the Company a new Compensation Deferral Election in accordance with the terms of the Plan and which is received by the Company prior to the first day of the Plan Year for which it is to be effective.

     2. Elections may not be changed or revoked except at the end of a Plan Year. Any such change or revocation shall only be effective for subsequent Plan Years.

     3. Any deferral is subject to all of the terms and conditions of the Plan, including particularly that: (i) compensation which I defer is not invested directly in common stock (therefore, I have no rights as a stockholder by virtue of this Plan), (ii) Phantom Share Units may not be converted to an alternative investment mode except as written in the Plan, and (iii) my only claim in the event of financial difficulty of the Company is as an unsecured general creditor for the benefits due to me under the Plan.

                                       Financial Advisor:



                                       ____________________________________
                                       Signature                       Date



                                       ____________________________________
                                       Print full name

Receipt Acknowledged:

LEGG MASON WOOD WALKER, INCORPORATED


By:_________________________________
   Signature

                                                                       EXHIBIT B
                                                                       ---------


                PRIVATE CLIENT GROUP DEFERRED COMPENSATION PLAN

                            Payment Option Election

I hereby elect to receive Share Units and Interest Units in my Account under the Plan in the following manner: (check one)

       a. _____ as soon as practicable following the last day, but in any event not later than sixty (60) days following the last day, of the sixth Plan Year following the Plan Year for which such amounts were credited or allocated to my Account.

       b. _____ in a lump sum as soon as practicable following the last day, but in any event not later than sixty (60) days following the last day, of the Plan Year in which my employment with Legg terminates as a result of my death, "Disability" or "Retirement," as defined in the Plan.

       c. _____ in three annual installments with the first of such installments occurring as soon as practicable following the last day, but in any event not later than sixty (60) days following the last day, of the Plan Year in which my employment with Legg terminates as a result of my death, "Disability" or "Retirement," as defined in the Plan.

     I understand that if I elect to receive distributions in installments, each installment will be determined by dividing the then value of the amount to be distributed by the number of installments remaining to be paid (including the installment then due). If the amount of the total distribution is less than $20,000.00, I understand installment option c. above will not be available and I will receive a single lump sum payment. I understand that if I elect options a. or c. above and am receiving installments as a result of my "Retirement," then if I die before receiving all amounts to which I am entitled under the Plan, the balance in my Account at the time of my death will be distributed to my estate or beneficiary in a lump sum as soon as practicable after my death.

                                       Financial Advisor:


                                       ____________________________________
                                       Signature                       Date



                                       ____________________________________
                                       Print full name


Receipt Acknowledged:

LEGG MASON WOOD WALKER, INCORPORATED


By:_________________________________
   Signature

                                                                       EXHIBIT C
                                                                       ---------

                PRIVATE CLIENT GROUP DEFERRED COMPENSATION PLAN

                        Designation of Beneficiary(ies)

By virtue of my right under the Agreement to designate the beneficiary(ies) of any death benefits payable under the Agreement, and subject to any future exercise of said right by me, I hereby direct that any and all such death benefits shall be paid, in accordance with the terms of the Agreement, to the person(s) named below who are living at the time of each such payment, and, unless otherwise expressly indicated, in equal shares among them if more than one such person shall be living at the time of each such payment:

     PRIMARY BENEFICIARY(IES)


          __________________________________________________________________
          Name/Relationship                       Address

          __________________________________________________________________
          Name/Relationship                       Address

          __________________________________________________________________
          Name/Relationship                       Address

In the event that no primary beneficiary shall be living at the time of any death benefit payment, I hereby direct that such remaining payment(s) shall be made to those person(s) named below who are living at the time of each such remaining payment, and, unless otherwise expressly indicated, in equal shares among them if more than one such person shall be living at the time of each such remaining payment:

     CONTINGENT BENEFICIARY(IES)


          __________________________________________________________________
          Name/Relationship                       Address

          __________________________________________________________________
          Name/Relationship                       Address

          __________________________________________________________________
          Name/Relationship                       Address

Private Client Group Deferred Compensation Plan
Designation of Beneficiary(ies)
Page Two



In the further event that none of the persons named above, either as primary or contingent beneficiary(ies), shall be living at the time of any death benefit payment, all remaining payment(s) shall be made to my estate pursuant to the Agreement.

     NOTE: If so specified in the above designations, "person" includes a trust or corporation.

               Financial Advisor:  ___________________________________________
                                   Signature                              Date



                                   ___________________________________________
                                   Print full name


                                   ___________________________________________
                                   Witness

Receipt Acknowledged:

LEGG MASON WOOD WALKER, INCORPORATED


By:_______________________________
                              Date


                                       2